SECURITIES PLEDGE AGREEMENT TO SECURE THE HALVORSON NOTE

THIS SECURITIES PLEDGE AGREEMENT TO SECURE THE HALVORSON NOTE ("Agreement") is made and entered into as of the 28th day of August 2014 by and between Kimberly S. Halvorson ("Pledgor") and Emergent Health Corp., a Nevada corporation ("Pledgee").

RECITALS:

A. Kimberly S. Halvorson ("Purchaser") is borrowing $300,000.00 from Pledgee pursuant to a promissory note (the "Note") in order to obtain certain of the funds necessary to enable her to acquire capital stock in Pledgee owned by John Cappello pursuant to an Amended Stock Purchase Agreement dated May 29, 2014 ("SPA") which is an inducement to and will result in a change in management of Pledgee (the transactions from such SPA being the "Transactions").

B. As part of the Transactions, Pledgee has agreed to secure the Note. Pledgor is willing to provide the Collateral to induce Pledgee to provide financing and the security in her shares to consummate the Transaction.

NOW, THEREFORE, in consideration of the premises set forth herein, it is hereby agreed as follows:

1. Collateral. The term "Collateral" acquired from Cappello shall mean the Halvorson Securities (i.e. 4,455,000 shares, at $0.06734 per share, of Common Stock of Pledgee) standing in the name of Pledgor or any other equity interests of Pledgee which are hereafter acquired by Pledgor with respect to those Securities and the proceeds or products of any sale or other disposition thereof, as well as all dividends, distributions and other amounts or additional securities issued with respect thereto or as the result of any corporate reorganization, merger, consolidation, split, dividend or distribution, conversion, preemptive right, or otherwise. This Agreement does not provide Pledgee a right to any of the other capital stock of Pledgee that is owned by Pledgor.

2. Grant of Security Interest/Deposit of Collateral. To secure payment of the Note, Pledgor hereby agrees to grant to Pledgee a valid and perfected first lien on and security interest in the Collateral and agrees that Pledgor shall deposit the certificate representing the Securities (the "Certificate") with Pledgee within 10 days following the date of execution of this Agreement (upon the issuance of the Certificate to Owner).

3. Representations, Warranties, and Covenants. Pledgor hereby represents, warrants and covenants to Pledgee that upon issuance of the Certificate: (i) Pledgor will be the legal and beneficial owner of the Collateral; (ii) the Securities will be validly issued, fully paid and non-assessable and is registered in the name of Pledgor; (iii) Pledgor has the right, power and capacity to enter into and perform under this Agreement, and this Agreement has been duly entered into and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with the terms hereof; (iv) Pledgor has not entered into any agreement with respect to the Collateral which would in any way restrict the pledge of the Collateral to the Pledgee under the terms set forth in this Agreement; (v) the pledge of Collateral pursuant to the terms of this Agreement, together with delivery thereof, creates a valid and perfected first lien on and security interest in such Collateral in favor of Pledgee; (vi) the stock powers to be attached to the Certificate representing the Securities (to be delivered by Pledgor simultaneous with the delivery of the Certificate) will be duly executed and delivered by Pledgor to Corporate Counsel for escrow after the closing date; (vii) none of such Collateral is subject to any lien, except for the perfected first security interest granted to Pledgee hereby and, so long as any portion of the

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Note remains unpaid, Pledgor will not create or permit to exist any lien upon or with respect to such Collateral without the consent of Pledgee and will do all other acts which may be reasonably necessary to protect the Collateral against the rights, claims, liens or other security interests of third persons; and (viii) Pledgor will not sell, transfer, convey, assign, or otherwise divest its interests in such Collateral, or any part thereof, to any other person.

4. Splits, Dividends/Distributions, Etc.

4.1 Pledgor agrees that if by virtue of Pledgor's ownership of the Securities, Pledgor becomes entitled (with or without additional consideration) to additional equity interests of Pledgee or securities of another entity as the result of any reorganization, merger, consolidation, split, dividend, distribution, conversion or preemptive right, or otherwise (collectively, the "Issuer"), Pledgor shall:

4.1.1 Cause the Issuer of such additional securities of another entity to deliver to Pledgee the certificates evidencing Pledgor's ownership thereof (if applicable) and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates are delivered to Pledgor, to take possession thereof in trust for Pledgee;

4.1.2 Deliver to Pledgee a securities power with respect to such additional equity interests of the Issuer, executed in blank by Pledgor;

4.1.3 Deliver to Pledgee such other certificates, forms, and other instruments as Pledgee may request in connection with such pledge.

4.2 Pledgor agrees that such additional equity interests of the Issuer shall be deemed to be Securities pledged hereunder and shall constitute a portion of the Collateral subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Pledgee on the date hereof.

5. Dividend/Distribution Rights/Voting Power. Unless and until an Event of Default shall have occurred under the Note and such default shall not have been cured within the applicable cure period, Pledgor shall be entitled to receive all dividends and/or distributions paid on the Securities and to exercise all voting powers in all organizational matters pertaining to the Securities for any purpose not inconsistent with, or in violation of, the provisions of the Note.

6. Intentionally Blank.

7. Default and Remedies.

7.1 If any of the representations and warranties of the Pledgor shall not be true and complete in all respects, if Pledgor breaches any of the covenants set forth herein or if an Event of Default shall occur under the Note and such default shall not have been cured within the applicable cure period, Pledgee, at its option, may:

7.1.1 Declare all principal and interest then due on the Note immediately due and payable, subject to any cure and notice provisions as set forth in the Note.

7.1.2 Cause the Securities to be registered in its name or in the name of its nominee or collect all Collateral not then in Pledgee's possession and retain possession of the Collateral;

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7.1.3 Exercise all voting powers pertaining to the Securities and otherwise act with respect thereto as though Pledgee were the owner thereof;

7.1.4 Receive all dividends and all other distributions of any kind whatsoever on all or any of such Securities;

7.1.5 Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options, or powers of Pledgor pertaining or relating to the Collateral;

7.1.6 Sell, assign, and deliver the whole, or from time to time, any part of the Securities at any public or private sale, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and

7.1.7 Exercise any other remedy specifically granted under this Agreement, the Note or other remedies now or hereafter existing in equity or at law by virtue of statute or otherwise, including, without limitations, the Uniform Commercial Code as may be in effect in Nevada from time to time.

The rights and remedies of Pledgee shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

With respect to the actions described in each of subsections 7.1.3 and 7.1.5 above, Pledgor hereby irrevocably constitutes and appoints Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.

7.2 At any sale made pursuant to Section 7.1 above, Pledgee, to the extent permitted by applicable law, may bid for and purchase, free from any right or equity of redemption on the part of the Pledgor (the same hereby being waived and released by Pledgor), any part or all of the Securities that are offered for sale, and Pledgee, upon compliance with the terms of sale and other applicable federal regulatory requirements, may hold, retain and dispose of such Securities without further accountability therefor.

7.3 Pledgee shall apply the proceeds of any sale of the whole or any part of the Securities and any other monies at the time held by Pledgee under the provisions of this Agreement in satisfaction of the Note.

7.4 Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or, except as otherwise required by law, to sell or otherwise realize upon any of the Securities, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

7.5 Any sale of all or any portion of the Securities pursuant to Section 7.1 above shall operate to divest all right, title and interest of the Pledgor to the Securities which are the subject of any such sale.

7.6 Pledgor acknowledges that Pledgee may be unable to effect a public sale of all or a part of the Securities or that it may be able to do so only after delay which might adversely affect the

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value that might be realized upon the sale of the Securities. Accordingly, Pledgor agrees that Pledgee may sell the Securities or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Securities for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Securities than would be the case if the Securities were sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.

7.7 Pledgee shall give not less than ten (10) business days prior written notice to the Pledgor of any sale pursuant to this Section 7. Pledgor hereby agrees that such notice is commercially reasonable.

8. Pledgee's Obligations, Custodial Agreement, Performance Rights, and Pledge Does Not Make Pledgee Shareholder. Pledgee shall not have any duty to protect, preserve, or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall have no responsibility for: (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to the Securities, whether or not Pledgee has or is deemed to have knowledge of such matters; (ii) taking any necessary steps to preserve rights against any parties with respect to the Securities; (iii) making any capital contributions or other payments on behalf of Pledgor with respect to the Securities; or (iv) the management of any of the Issuers.

9. Termination of Pledge Agreement. Upon the payment and performance in full of the Note, the Pledgee shall deliver to the Pledgor the Collateral in its possession and this Agreement thereupon shall be terminated; provided, however, that if at any time payment of any of the obligations evidenced by the Note (the "Obligations") are rescinded or otherwise must be restored or returned by the Pledgee upon the insolvency or bankruptcy of any Borrower or otherwise, the Pledgor's obligations pursuant to this Agreement shall continue to be effective or automatically be reinstated, as the case may be, all as though such payment had not been made.

10. Miscellaneous.

10.1 Each and every right, remedy, and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy, or power specifically granted herein or now or hereafter existing in equity or at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy, or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Pledgee's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other right, remedy, or power, and no such failure, delay, abandonment, or single or partial exercise of Pledgee's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

10.2 Any modification or waiver of any provision of this Agreement, or any consent to any departure by Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

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10.3 Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Agreement, Pledgor shall, upon the request of Pledgee, and at the expense of Pledgor, promptly execute and deliver such further documents and do such further acts and things as Pledgee may request in order to effect fully the purposes of this Agreement.

10.4 Pledgor hereby irrevocably authorizes Pledgee at any time, and from time to time, to file in any jurisdiction any financing statements and amendments thereto necessary to evidence and perfect the security interest in the Collateral and Pledgor further ratifies and affirms its authorization for any financing statements and/or amendments thereto executed and filed by Pledgee in any jurisdiction prior to the date of this Agreement.

10.5 Pledgor agrees that it will warrant, preserve, maintain and defend, at its own expense, the right, title, and interest of Pledgee in and to the Collateral and all right, title, and interest represented thereby against all claims, charges, and demands of all persons whomsoever.

10.6 Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three (3) business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in the signature block below or at such other address as such party may subsequently advise the other parties hereto.

10.7 In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

10.8 This Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the heirs, legatees, administrators, legal representatives, successors, and assigns of Pledgor.

10.9 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

10.10 This Agreement and the rights and duties of the Pledgor shall be governed by, and construed in accordance with, the internal laws of the State where Emergent maintains its headquarters without regard to principles of conflicts or choice of laws which would require the application of the laws of a different jurisdiction. All actions hereunder shall be arbitrated in the state where Emergent maintains its headquarters in accordance with the American Arbitration Association's Rules and Procedures. Pledgor consents to the jurisdiction of such courts and service of process with respect to any proceeding shall be effective with respect to them by mail postage prepaid at their addresses set forth in the Note.

10.11 The parties acknowledge that the pledge of the Collateral is with recourse to the Collateral but without recourse to Pledgor, with the exception of its obligation to perform the actions specified herein. Should the disposition of the Collateral result in any of the Obligations remaining outstanding, then Pledgee shall not look to Pledgor for further personal recourse. Pledgor further agrees to indemnify and hold harmless Purchaser from and against any loss, liability, or claims that result from Pledgor's loss of any of the Collateral pursuant to the operation of this Agreement, and further covenants

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not to sue Purchaser for any such loss. Purchaser may rely upon the terms of this Section 10.11 as a third party beneficiary, so as to ensure that Purchaser shall have no loss for any reason should Pledgor lose any of the Collateral as a result of the operation of this Agreement or otherwise.

10.12 The recitals set forth above are hereby incorporated by this reference and made a part hereof as if fully rewritten.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PLEDGOR:

Kimberly Halvorson

By: [signature]
Kimberly Halvorson

Sworn to and Subscribed
Before me this 25th day of August
Matt C. Hinderliter 2014.
Notary Public

Commonwealth of Pennsylvania
NOTARIAL SEAL
Matthew C Hinderliter, Notary Public
Upper Dublin Township, Montgomery County
My Commission Expires April 17, 2017

Accepted by:

PLEDGEE:

Emergent Health Corp.

By: [signature]
John Cappello, President/Emergent Health Corp.

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